Investor Presentation First Quarter 2018 Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform
Act of 1995, including without limitation those about Popular, Inc.’s (the “Corporation,” “Popular,” “us,” “our,”) business, financial condition, results of operations, plans, objectives, and future performance. These statements are not guarantees of future performance, are based on management’s current expectations and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Risks and uncertainties include without limitation the effect of competitive and economic factors, and our reaction to those factors, the adequacy of the allowance for loan losses, delinquency trends, market risk and the impact of interest rate changes, capital market conditions, capital adequacy and liquidity, the effect of legal proceedings and new accounting standards on the Corporation’s financial condition and results of operations, the impact of Hurricanes Irma and Maria on us, the length of time and the receipt of any regulatory approvals necessary to consummate our acquisition and assumption of certain assets and liabilities related to
Wells Fargo’s auto finance business in Puerto Rico, as well as the ability to successfully transition and integrate the business, unexpected costs, including, without limitation, costs due to exposure to any unrecorded liabilities or issues not identified during due diligence investigation of the business or that are not subject to indemnification or reimbursement, and risks that the business may suffer as a result of the transaction, including due to adverse effects on relationships with customers, employees and service providers.  All statements contained herein that are not clearly historical in nature, are forward-
looking, and the words “anticipate,” “believe,” “continues,” “expect,” “estimate,” “intend,” “project” and similar expressions, and future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, are generally intended to identify forward-looking statements.
More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2017 and in our Form 10-Q for the quarter ended
March
31,
2018
to
be
filed
with
the
SEC.
Our
filings
are
available
on
the
Corporation’s
website
(www.popular.com)
and
on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements or information which speak as of their respective dates.
Cautionary Note Regarding Forward-Looking Statements

•
NPLs increased by $56 million QoQ; ratio at 2.5%
•
NCO ratio decreased to 0.90% from 1.61% in previous quarter
Credit
(excluding
covered
loans)
•
Net income of  $91.3 million
•
Strong margins: Popular, Inc. 3.89%, BPPR 4.14%
Earnings
•
Robust capital; Common Equity Tier 1 Capital ratio of 16.8%
•
Tangible book value per share of $42.61 compared to $43.02 in Q4 2017
Capital
•
Deposit growth in P.R. of $1.7 billion QoQ; deposit cost up by 2 basis points
•
U.S. commercial loan growth of $138 million or 3% QoQ
•
Agreement to acquire Wells Fargo’s auto finance business in P.R.
•
Popular now operates under a single brand through all its regions, including the U.S.
Quarter
Events
Q1 2018 Highlights

Financial Summary (GAAP)
1
See  slide 13  for Q4 2017 adjusted Non-GAAP results
4
(Unaudited)
($ in thousands)
Q1 2018
Q4 2017
Net interest income
393,047
$
387,216
$
5,831
$
Service charges on deposits
36,455
33,827
2,628
Other service fees
60,602
48,443
12,159
Mortgage banking activities
12,068
(1,853)
13,921
Adjustments (expense) to indemnity reserves on loans sold
(2,926)
(11,075)
8,149
FDIC loss-share (expense) income
(8,027)
2,614
(10,641)
Other non-interest income
15,325
14,175
1,150
Gross revenues
506,544
473,347
33,197
Provision for loan losses –
non-covered loans
69,333
70,001
(668)
Provision for loan losses –
covered loans
1,730
1,487
243
Total provision for loan losses
71,063
71,488
(425)
Net revenues
435,481
401,859
33,622
Personnel costs
125,852
118,305
7,547
Professional fees
82,985
79,532
3,453
Business promotion
12,009
18,287
(6,278)
OREO expenses
6,131
7,328
(1,197)
Other operating expenses
95,025
98,503
(3,478)
Total operating expenses
322,002
321,955
47
Income from continuing operations before income tax
113,479
79,904
33,575
Income tax expense
22,155
182,058
(159,903)
Net income (loss)
91,324
$
(102,154)
$
193,478
$
Variance
1

Popular, Inc.
(%)
•
Popular’s capital levels remain
robust with Common Equity Tier 1 of 16.8%
•
Tangible book value per share of $42.61 compared to $43.02 in Q4 2017
Capital
Note: Capital ratios for the current quarter are preliminary
16.3
16.3
19.2
10.0
16.8
16.8
19.8
10.0
Common Equity Tier 1
Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
Q4 2017
Q1 2018

Municipalities
Obligations
of
municipalities
are
backed
by
real
and
personal
property
taxes,
municipal
excise
taxes,
and/or
a
percentage
of
the
sales
and
use
tax.
Indirect
exposure
includes
loans
or
securities
that
are
payable
by
non-governmental
entities,
but
which
carry
a
government
guarantee
to
cover
any
shortfall
in
collateral
in
the
event
of
borrower
default.
Majority
are
single-family
mortgage
related.
Indirect Exposure
The Corporation has no direct exposure to debt of the P.R. central government or its public corporations. Our direct exposure to P.R. municipalities is $481 million, down by $2 million from the prior quarter.
P.R. Public Sector Exposure
Outstanding P.R. government exposure
($ in millions)
Loans
Securities
Total
Municipalities
434
$
47
$
481
$
Indirect Exposure
331
$
51
$
382
$

1.9%
3.3%
6.9%
6.4%
6.3%
5.5%
2.6%
2.8%
2.4%
2.0%
2.0%
1.8%
1.8%
1.7%
1.7%

2.8%
4.7%
9.6%
7.6%
8.4%
6.8%
2.8%
3.3%
2.7%
2.5%
2.5%
2.4%
2.5%
2.3%
2.5%

POPULAR.

Highlights
•
NPAs,
including
covered
loans,
increased
by
$36
million
QoQ
•
NPLs,
excluding
covered
loans,
increased
by
$56
million
QoQ
P.R.
NPLs
at
$574
million,
or
3.2%
of
loans,
up
by
$62
million,
driven
by
higher
mortgage
NPLs
of
$51
million,
primarily
due
to
a
number
of
customers
still
being
evaluated
for
post-moratorium
payments
options
U.S.
NPLs
at
$33
million,
or
0.5%
of
loans,
down
by
$6
million
QoQ,
mainly
driven
by
mortgage
and
commercial
NPLs
•
OREOs
down
by
$20
million
QoQ,
related
to
sales
activity
and
reduced
foreclosure
activity
due
to
moratorium
Non-Performing Assets (including covered assets)
($ in millions)
Non-Performing Assets
Differences due to rounding
Non-Performing Loans (excluding covered loans)
($ in millions)
788
852
1,293
2,402
2,489
2,365
2,002
932
933
843
774
795
758
743
779
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
NPLs
OREO
NPL HFS
NPAs/Total Assets
771
1,203
2,276
1,572
1,738
1,425
598
630
602
558
576
547
586
551
607
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Mortgage
Commercial & Construction
Other
NPL/Loans (HIP)

135 103 185 103 101 106 101 94 116 95 105 25 128
15 17 16 12 23 9 9 6 6 6 9 9 4

28 17 91 18 22 26 14 17 34 14 8 23 19
9 5 11 5 16 3 2 2 1 1 4 2 1

17
90 86 94 85 79 80 87 76 82 82 97 2 108
6 12 6 7 7 7 7 5 5 5 5 7 3

POPULAR.

NPL Inflows
Total NPL Inflows
($ in millions)
Mortgage NPL Inflows
($ in millions)
Commercial, Construction and Legacy NPL Inflows
($ in millions)
Metrics exclude covered loans. Differences due to rounding
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
U.S. Inflows
P.R. Inflows
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
U.S. Inflows
P.R. Inflows
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
U.S. Inflows
P.R. Inflows
Doral Inflows
Highlights
•
Total
NPL
inflows
up
by
$98
million
QoQ
P.R.
mortgage
inflows
up
by
$106
million
QoQ,
prompted
by
the
end
of
the
payment
moratorium
P.R.
commercial
down
by
$4
million
QoQ
U.S.
inflows
down
by
$5
million
QoQ

36
46
46
83
42
35
35
56
36
57
53
94
53

516
513
536
503
508
518
526
510
517
509
614
590
607
78%
289%
100%

30
59
10
59
11
47
48
45
5
43
41
42
50
158
70
69

POPULAR.

NCOs and NCO-to-Loan Ratio
($ in millions)
Provision and Provision-to-NCO Ratio
($ in millions)
Highlights
•
Net
charge-offs
(NCOs)
decreased
by
$41
million
Q1
2018
includes
$8
million
related
to
the
U.S.
taxi
medallion
portfolio
compared
to
$32
million
in
Q4
2017
NCO
ratio
at
0.90%
vs.
1.61%
in
Q4
2017
•
Allowance
for
loan
and
lease
losses
(ALLL)
increased
by
$17
million
QoQ
P.R.
ALLL
increased
by
$15
million,
mostly
driven
by
a
single
commercial
borrower,
in
part
offset
by
a
downward
adjustment
of
$8
million
to
the
estimated
losses
associated
with
Hurricane
María
ALLL-to-Loans
ratio
at
2.52%
vs.
2.43%
in
Q4
2017
ALLL-to-NPL
ratio
at
100%
vs.
107%
in
Q4
2017
•
Provision
remained
essentially
flat
at
$69
million
from
Q4
2017
Provision-to-NCO
ratio
of
132%
compared
to
75%
in
Q4
2017
Metrics exclude covered loans. Differences due to rounding
ALLL, ALLL-to-NCO and ALLL-to-NPL Ratios
($ in millions)
Additional Credit Metrics
360%
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
ALLL
ALLL/NCO
ALLL/NPL
70
83%
132%
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
PLLL
Loan Sales PLLL
PLLL/NCO
-3
-5
0.72%
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
NCO
Loan Sales Write-downs/(recoveries)
NCO%
0.90%
31
8

Driving Shareholder Value
Capital
•
Robust capital with Common Equity Tier 1 Capital of 16.8%
•
Tangible book value per share of $42.61
Earnings
•
Unique franchise in P.R. continues to generate strong revenue and significant deposit growth
•
Continued loan growth in the U.S.
Additional Value
•
Investment in Evertec and Banco BHD León

Investor Presentation First Quarter 2018 Appendix

Franchise
Summary Corporate Structure
Assets = $36 billion
Assets = $9
billion
Assets = $46 billion
Corporate Structure –
Popular, Inc.
Information as of March 31, 2018
¹ Doing business as Popular
Selected equity investments
EVERTEC and  Banco BHD León under Corporate segment and joint ventures under BPPR segment
•
Transaction processing,
business processes
outsourcing
•
16.10%
stake
•
Adjusted EBITDA of  $37
million for the quarter
ended December 31,
2017
•
Dominican
Republic bank
•
15.84% stake
•
2017 net
income of $164
million
PRLP 2011 Holdings, LLC
•
Construction and
commercial loans vehicle
•
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
•
Construction, commercial
loans and OREOs vehicle
•
24.9% stake
Industry
Financial services
Headquarters
San Juan, Puerto Rico
Assets
$46 billion (among top
50 BHCs in the U.S.)
Loans
$25 billion
Deposits
$37
billion
Banking branches
165
in Puerto Rico, 51 in
the U.S. and 9 in the
Virgin Islands
NASDAQ ticker symbol
BPOP
Market Cap
$4
billion
Banco
Popular
de Puerto Rico
Popular Auto,
LLC
Popular
Securities LLC
Popular’s
Insurance
Subsidaries
Popular North
America, Inc.
Holding
Companies
(Including
Equity
Investments)
Puerto Rico Operations
United States Operations
1
Popular Bank

GAAP Reconciliation

(Unaudited)
($ in thousands)
Pre-tax
Impact on
net loss
U.S. GAAP Net loss
(102,154)
$
Non-GAAP Adjustments:
Impact
of
the
Tax
Cut
and
Jobs
Act
1
-
168,358
168,358
Adjusted net income (Non-GAAP)
66,204
$
Q4 2017
Income tax
effect
1
On December 22, 2017, the Tax Cut and Jobs Act ("the Act") was signed into law by the President of the United
States. The Act, among other things, reduced the maximum federal corporate tax rate from 35% to 21%. The adjustment reduced the DTA related to the Corporation's U.S. operations as a result of a  lower realizable benefit at the lower tax rate.

De-Risked Loan Portfolios
•
The
Corporation
has
de-risked
its
loan
portfolios
by
reducing
its
exposure
to
asset
classes
with
historically
high
loss
content
•
The
P.R.
commercial
portfolio
reductions
include:
Commercial
portfolio,
including
construction,
has
decreased
from
55%
of
total
loans
held-in-
portfolio
to
41%
Construction
portfolio
is
down
by
92%
since
Q4
2007
SME
lending
is
down
by
53%
from
Q4
2007
•
Collateralized
exposure
now
represents
a
larger
portion
of
consumer
loan
portfolio
•
Unsecured
loan
credit
quality
has
improved
as
overall
FICO
scores
have
increased
14
Differences due to rounding
(Excluding
covered
loans)
($
in
millions)
Highlights
1
Small and Medium Enterprise
2
NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q1 2018 per each loan category, excluding net charge-offs from previously covered loans up to Q2 2015.
$ in millions
Q4 2007
Q1 2018
Q4 2007
Q1 2018
Q4 2007
Q1 2018
Variance
Commercial
$7,774
$7,123
$4,515
$4,346
$12,288
$11,469
($820)
Consumer
3,552

3,329

1,698

463

5,249

3,792

(1,457)

Mortgage
2,933

6,356

3,139

709

6,071

7,065

993

Construction
1,231

94

237

800

1,468

893

(575)

Leases
814

838

-

-

814

838

24

Legacy
-

-

2,130

31

2,130

31

(2,099)

Total
$16,304
$17,740
$11,718
$6,348
$28,021
$24,088
($3,933)
P.R.
U.S.
Total
Loan Composition (Held-in Portfolio)
1
NCOs
($mm)
(%)
($mm)
(%)
($mm)
(%)
Distribution
2
CRE
SME
1
$2,938
33%
$1,713
24%
($1,225)
-42%
26%
C&I
SME
1
2,287
25%
730
10%
(1,557)
-68%
29%
C&I Corp
1,592
18%
2,092
29%
500
31%
6%
Construction
1,231
14%
94
1%
(1,137)
-92%
33%
CRE Corp
892
10%
2,436
34%
1,544
173%
5%
Multifamily
64
1%
151
2%
87
136%
1%
Total
$9,004
$7,217
($1,787)
-20%
100%
P.R. Commercial & Construction Distribution
Q4 2007
Q1 2018
Variance

Business Segments (GAAP)
¹ Non-fully taxable equivalent
(Unaudited)
($ in millions)
Financial Results
Q1 2018
Q4 2017
Variance
Q1 2018
Q4 2017
Variance
Net interest income
332
$
329
$
3
$
75
$
73
$
2
$
Non-interest income
97
74
23
4
5
(1)
Gross revenues
429
403
26
79
78
1
Provision for loan losses –
non-covered loans
57
53
4
13
17
(4)
Provision for loan losses –
covered loans
2
1
1
-
-
-
Total provision for loan losses
59
54
5
13
17
(4)
Operating expenses
253
257
(4)
47
49
(2)
Income before income tax
117
92
25
19
12
7
Income tax expense
26
16
10
1
178
(177)
Net income (loss)
91
$
76
$
15
$
18
$
(166)
$
184
$
($ in millions)
Balance Sheet Highlights
Total assets
36,244
$
34,844
$
1,400
$
9,227
$
9,168
$
59
$
Total loans
18,293
18,688
(395)
6,348
6,215
133
Total deposits
30,776
29,072
1,704
6,628
6,691
(63)
Asset
Quality
(including
covered
assets)
Q1 2018
Q4 2017
Variance
Q1 2018
Q4 2017
Variance
Non-performing loans held-in-portfolio / Total
loans
3.15%
2.75%
0.40%
0.52%
0.64%
(0.12)%
Non-performing assets / Total assets
2.05%
2.01%
0.04%
0.39%
0.45%
(0.06)%
Allowance for loan losses / Total loans
3.10%
2.95%
0.15%
1.16%
1.16%
0.00%
Net interest margin¹
4.14%
4.21%
-0.07%
3.61%
3.46%
0.15%
BPPR
Popular U.S.
Q1 2018
Q4 2017
Variance
Q1 2018
Q4 2017
Variance

Consolidated Credit Summary (Excluding Covered Loans)

Differences due to rounding
$ in millions
Q1 18
Q4 17
Q3 17
Q2 17
Q1 17
Loans Held in Portfolio (HIP)
$24,088
$24,293
$23,173
$22,918
$22,735
Performing HFS
$78
$132
$69
$70
$85
NPL HFS
$0
$0
$0
$0
$0
Total Non Covered Loans
24,166
$
24,425
$
23,242
$
22,988
$
22,820
$
Non-performing loans (NPLs)
$607
$551
$586
$547
$576
Commercial
$158
$165
$165
$167
$179
Construction
$4
$0
$0
$0
$0
Legacy
$3
$3
$3
$3
$3
Mortgage
$370
$322
$352
$319
$331
Consumer
$68
$58
$62
$56
$59
Leases
$4
$3
$3
$2
$2
NPLs HIP to loans HIP
2.52%
2.27%
2.53%
2.39%
2.53%
Net charge-offs (NCOs)
$53
$94
$53
$57
$36
Commercial
$11
$39
$4
$11
$2
Construction
($0)
$0
($0)
($2)
($0)
Legacy
($0)
($1)
($0)
($0)
($0)
Mortgage
$13
$24
$17
$21
$13
Consumer
$27
$28
$31
$26
$20
Leases
$2
$3
$1
$1
$1
NCOs to average loans HIP
0.90%
1.61%
0.92%
1.01%
0.63%
Provision for loan losses (PLL)
$69
$70
$158
$50
$42
PLL to average loans HIP
1.18%
1.21%
2.75%
0.88%
0.74%
PLL to NCOs
1.32x
0.75x
2.97x
0.87x
1.18x
Allowance for loan losses (ALL)
$607
$590
$614
$509
$517
ALL to loans HIP
2.52%
2.43%
2.65%
2.22%
2.27%
ALL to NPLs HIP
100.03%
107.12%
104.77%
93.07%
89.77%

Popular, Inc. Credit Ratings

Our senior unsecured ratings have remained stable
Moody’s
B2
Stable Outlook
Fitch
BB-
Negative Outlook
S&P
BB-
Negative Outlook
2017
2014
2015
2016
February
Moody’s
changes
outlook to
stable  from
negative
April
S&P upgrades
to BB-
from B+
revised outlook
to stable
February
S&P placed BPOP on
credit watch negative
due to the general
economic
environment in
Puerto Rico
February
Moody's placed
BPOP on review
for downgrade
May
Moody’s
downgraded BPOP to
B2; outlook negative
May
Moody’s, as part of a
recalibration of their
bank rating model,
upgraded BPOP from
B2 to B1 with a stable
outlook
July
On 7/10 S&P
affirmed BPOP’s
rating while
maintaining a
negative outlook
March
Moody’s placed
BPOP on review
for possible
upgrade due to a
change in their
bank rating
methodology
September
Moody’s
downgraded BPOP
to B2; outlook
negative
April
S&P revised
outlook to
positive
October
Fitch and S&P
change outlook
to  negative
from stable

Investor Presentation First Quarter 2018